EXHIBIT 31.2

CERTIFICATION PURSUANT TO
RULE 13a-14(a)/15d-14(a)
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Axmacher, certify that:

1.                                       I have reviewed this annual report on Form 10-K of Curative Health Services, Inc.;

2.                                       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 26, 2006

/s/ Thomas Axmacher
Thomas Axmacher
Chief Financial Officer